Exhibit 10.6

SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This SECOND Amendment AND WAIVER to Credit Agreement (this “Amendment”), effective as of the 31st day of January, 2014, is entered into by and among SYSCO CORPORATION, a Delaware corporation (the “Company”), SYSCO INTERNATIONAL, ULC, a British Columbia unlimited liability company (the “Canadian Borrower” and, together with the Company, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”), JPMorgan Chase Bank, N.A., as U.S. Administrative Agent (the “U.S. Administrative Agent”) and as Issuing Bank (the “Issuing Bank”) and JPMorgan Chase Bank, N.A., TORONTO BRANCH, as Canadian Administrative Agent (the “Canadian Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, the U.S. Administrative Agent and the Canadian Administrative Agent entered into that certain Credit Agreement dated as of December 29, 2011 (as amended hereby and as otherwise amended or restated from time to time, including by the Waiver referenced below, the “Credit Agreement”); and

WHEREAS, pursuant to Section 2.21(a) of the Credit Agreement, the Company delivered written notice to the U.S. Administrative Agent on November 26, 2013, requesting an extension of the Maturity Date to December 29, 2018 (the “Extension”); and

WHEREAS, pursuant to that certain Limited Waiver dated as of January 30, 2014 by and among the Company, the Lenders party thereto and the U.S. Administrative Agent (the “Waiver”), the parties thereto agreed to waive compliance with the requirement in Section 2.21(b) of the Credit Agreement with respect to the timing of each Lender’s decision to agree or withhold agreement to the Extension until January 31, 2014; and

WHEREAS, the Company desires to increase the U.S. Commitments pursuant to Section 2.20 of the Credit Agreement (the “2014 Increase”); and

WHEREAS, certain Lenders (each an “Exiting Lender” and collectively the “Exiting Lenders”) have elected not to participate in the Extension or the 2014 Increase; and

WHEREAS, the Exiting Lenders no longer desire to be Lenders under the Credit Agreement and wish to reallocate their Commitments among the other Lenders; and

WHEREAS, in connection with the 2014 Increase, certain banks and financial institutions named on Annex I hereto have requested to join the Credit Agreement as Lenders (each a “New Lender” and collectively, the “New Lenders”); and

WHEREAS, the Company has requested the Lenders, the U.S. Administrative Agent, the Canadian Administrative Agent and the Issuing Bank to amend certain provisions of the Credit Agreement in order to effect the Extension and the 2014 Increase; and

WHEREAS, the U.S. Administrative Agent, the Canadian Administrative Agent, the Issuing Bank and the Lenders are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Guarantors, the Lenders, the U.S. Administrative Agent, the Canadian Administrative Agent and the Issuing Bank agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendments to Section 1.01.

(a)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following definition:

“Maturity Date” means, subject to extension pursuant to Section 2.21, December 29, 2018.

(b)The definition of “Second Amendment Effective Date” as set forth below is hereby added in alphabetical order to Section 1.01 of the Credit Agreement:

“Second Amendment Effective Date” means January 31, 2014.

(c)The last sentence in the definition of “U.S. Commitment” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following sentence:

“The aggregate amount of the Lenders’ U.S. Commitments as of the Second Amendment Effective Date is $1,400,000,000.”

3.Amendment to Schedule 2.01.  Schedule 2.01 of the Credit Agreement, which reflects the Commitments, is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

4.Amendment to Section 5.09.  A new paragraph (d) as set forth below is hereby added to Section 5.09 of the Credit Agreement.

“In the event that the Company provides a guarantee of those certain 8.5% senior notes due 2019 issued by USF Holding Corp., a Delaware corporation, the Company shall, within thirty (30) days thereof, cause USF Holding Corp. to be a Guarantor by causing USF Holding Corp. to execute and deliver a Joinder to the U.S. Administrative Agent (to the extent not prohibited by applicable law or contract; provided that if so prohibited and such prohibition is subsequently removed, such Joinder shall be executed and delivered by USF Holding Corp. at such time).  If at any time (x) the Company ceases to be a guarantor of such notes and (y) USF Holding Corp. is released from its guarantees (if any) of other Indebtedness of the Company, (i) USF Holding Corp. shall be automatically released from its obligations hereunder, without any need for any formal action by the U.S. Administrative Agent or any Lender, and (ii) the Company shall provide notice of any such event to the U.S. Administrative Agent.   Upon the written request of the Company, the U.S. Administrative Agent shall execute any documents reasonably requested by the Company in order to acknowledge the release of USF Holding Corp. from its obligations as a Guarantor.”

5.New Lenders.

(a)By its execution of this Amendment, each New Lender shall become a party to the Credit Agreement as of the Second Amendment Effective Date and shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement as if each were an original signatory thereto; and

(b)Each New Lender hereby advises each other party hereto that its respective address for notices and its respective lending office shall be as set forth in Annex I attached hereto.

6..Reallocation of Commitments.  Upon the Second Amendment Effective Date, (i) the Commitments of the Exiting Lenders shall be reallocated among the Lenders to reflect the Commitments set forth on Schedule 2.01 attached hereto and (ii) each Exiting Lender shall cease to be a “Lender” under the Credit Agreement and the Credit Agreement shall have no further force and effect as to such Exiting Lenders other than such provisions that expressly survive termination of the Commitments.  Each Exiting Lender joins in the execution of this Amendment solely for the purpose of evidencing its agreement to this Section 6 and for no other purpose.

7.Limited Waiver Regarding 2014 Increase.  Subject to the terms and conditions set forth herein, the parties signatory hereto hereby waive compliance with the requirements contained in Section 2.20(a)  and Section 2.20 (d) of the Credit Agreement with respect to the notice and other deliverables required to effect the 2014 Increase.  The waiver set out in this Section 7  is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.  The waiver contained in this Section 7 is granted only with respect to the 2014 Increase and shall not apply to any other Increase.

8.Representations and Warranties.

(a)Each of the Borrowers and Guarantors hereby represents and warrants to the U.S. Administrative Agent, the Canadian Administrative Agent, the Issuing Bank and the Lenders that (i) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrowers and Guarantors and (ii) the Credit Agreement constitutes a legal, valid and binding obligation of each Borrower and Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)The Company hereby represents and warrants to the U.S. Administrative Agent, the Canadian Administrative Agent, the Issuing Bank and the Lenders that, as of the Second Amendment Effective Date and immediately after giving effect to this Amendment, (i) the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier) unless expressly made as of another date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier) and (ii) no Default has occurred and is continuing.

9.Conditions to Effectiveness.  This Amendment shall be effective as of the date on which each of the following conditions shall have been satisfied:

(a)the receipt by the U.S. Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Lenders (including the New Lenders), the Issuing Bank and the Exiting Lenders;

(b)receipt by (i) each Lender that was a Lender prior to the Second Amendment Effective Date (each, an “Existing Lender”) of an amended and restated promissory note payable to the order of such Existing Lender and (ii) each New Lender of a promissory note payable to the order of such New Lender, in each case, to the extent requested not less than two Business Days prior to the date hereof in accordance with Section 2.10(e) of the Credit Agreement; and

(c)payment by the Borrowers (i) to the U.S. Administrative Agent and the Lenders of all amounts due and payable pursuant to that certain Extension Fee Letter dated January 29, 2014 among the U.S. Administrative Agent, J.P. Morgan Securities LLC and the Company and (ii) to the Applicable Agent of all amounts outstanding immediately prior to the Second Amendment Effective Date under the Credit Agreement in respect of each Exiting Lender.

10.Effect of this Agreement.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the U.S. Administrative Agent, the Canadian Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions obligations, covenants or agreements of the Borrowers and the Guarantors contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.  As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, from and after the Second Amendment Effective Date, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Amendment.

11.Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or other electronic form (i.e., “PDF”) each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

12.Governing Law.  This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of New York.

13.Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

COMPANY:SYSCO CORPORATION

By:	/s/ Russell T. Libby
Name:	Russell T. Libby
Title:	Sr. Vice President, General Counsel & Corporate Secretary

Signature Page to Second Amendment to Credit Agreement

CANADIAN BORROWER:SYSCO INTERNATIONAL, ULC

By:	/s/ Russell T. Libby
Name:	Russell T. Libby
Title:	President and Director

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:Lincoln Poultry & Egg Co.;

Sysco Albany, LLC;

Sysco Atlanta, LLC;

Sysco Baltimore, LLC;

Sysco Baraboo, LLC;

Sysco Boston, LLC;

Sysco Central Alabama, Inc.;

Sysco Central California, Inc.;

Sysco Central Florida, Inc.;

Sysco Central Illinois, Inc.;

Sysco Central Pennsylvania, LLC;

Sysco Charlotte, LLC;

Sysco Chicago, Inc.;

Sysco Cincinnati, LLC;

Sysco Cleveland, Inc.;

Sysco Columbia, LLC;

Sysco Connecticut, LLC;

Sysco Detroit, LLC;

Sysco Eastern Maryland, LLC;

Sysco Eastern Wisconsin, LLC;

Sysco Grand Rapids, LLC;

Sysco Gulf Coast, Inc.;

Sysco Hampton Roads, Inc.;

Sysco Indianapolis, LLC;

Sysco Intermountain, Inc.;

Sysco Iowa, Inc.;

Sysco Jackson, LLC;

Sysco Jacksonville, Inc.;

Sysco Kansas City, Inc.;

Sysco Knoxville, LLC;

Sysco Lincoln, Inc.;

Sysco Long Island, LLC;

Sysco Los Angeles, Inc.;

Sysco Louisville, Inc.;

Sysco Memphis, LLC;

Sysco Metro New York, LLC;

Sysco Minnesota, Inc.;

Sysco Montana, Inc.;

Sysco Nashville, LLC;

Signature Page to Second Amendment to Credit Agreement

Sysco New Mexico, LLC;

Sysco North Dakota, Inc.;

Sysco Northern New England, Inc.;

Sysco Philadelphia, LLC;

Sysco Pittsburgh, LLC;

Sysco Portland, Inc.;

Sysco Raleigh, LLC;

Sysco Sacramento, Inc.;

Sysco San Diego, Inc.;

Sysco San Francisco, Inc.;

Sysco Seattle, Inc.;

Sysco South Florida, Inc.;

Sysco Southeast Florida, LLC;

Sysco Spokane, Inc.;

Sysco St. Louis, LLC;

Sysco Syracuse, LLC;

Sysco USA I, Inc.;

Sysco USA II, LLC;

Sysco Ventura, Inc.;

Sysco Virginia, LLC; and

Sysco West Coast Florida, Inc.

By:	/s/ Russell T. Libby
Name:	Russell T. Libby
Title:	Sr. Vice President and Secretary

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
individually and as U.S. Administrative Agent and as Issuing Bank

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
individually and as Canadian Administrative Agent

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Darren Bielawski
Name:	Darren Bielawski
Title:	Vice President

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BANK OF AMERICA, N.A. (CANADA BRANCH)

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Director

Signature Page to Second Amendment to Credit Agreement

Wells Fargo Bank, N.A., Canadian Branch

By:	/s/ Marc Philippe Piche
Name:	Marc Philippe Piche
Title:	Regional Vice President & Director

Signature Page to Second Amendment to Credit Agreement

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

THE TORONTO-DOMINION BANK

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

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GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

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COMERICA BANK

By:	/s/ L.J. Perenvi
Name:	L.J. Perenyi
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John Berry
Name:	John Berry
Title:	Vice President

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ZIONS FIRST NATIONAL BANK

By:	/s/ Thomas C. Etzel
Name:	Thomas C. Etzel
Title:	Senior Vice President

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U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Vice President

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HSBC BANK USA, N.A.

By:	/s/ Sarah S Knudsen
Name:	Sarah S Knudsen
Title:	Vice President

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THE BANK OF NEW YORK MELLON

By:	/s/ Robert Besser
Name:	Robert Besser
Title:	Managing Director

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Jeff Geisbauer
Name:	Jeff Geisbauer
Title:	Executive Director

By:	/s/ D. Shane Bownds
Name:	D. Shane Bownds
Title:	Executive Director

Signature Page to Second Amendment to Credit Agreement

SANTANDER BANK, N.A.

By:	/s/ Scott Wollard
Name:	Scott Wollard
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

ANNEX I

New Lenders

Name	Address	Primary Credit Contact Information
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	245 Park Avenue New York, NY 10167	Jeff Geisbauer Rabobank Nederland Executive Director 15305 N. Dallas Parkway, Suite 1250 Addison, TX 75001 Telephone: (972) 419-5273 Facsimile: (972) 419-6315 E-mail:jeff.geisbauer@rabobank.com
Santander Bank, N.A.	45 E. 53rd Street New York, NY 10022	Scott Wollard Santander Bank, N.A. Managing Director 45 E. 53rd Street New York, NY 10022 Telephone: (212) 692-2514 E-mail: scott.wollard@santander.us

Schedule 2.01

COMMITMENTS

Lender	USD Facility	CAD Facility	Total
JPMorgan Chase Bank, N.A.	$ 155,000,000	--	$ 155,000,000
JPMorgan Chase Bank, N.A., Toronto Branch	--	$ 30,000,000	$ 30,000,000
Goldman Sachs Bank USA	$ 175,000,000	$ 10,000,000	$ 185,000,000
Toronto Dominion (Texas) LLC	$ 170,000,000	--	$ 170,000,000
The Toronto-Dominion Bank	--	$ 15,000,000	$ 15,000,000
Wells Fargo Bank, N.A.	$ 170,000,000	--	$ 170,000,000
Wells Fargo Bank, N.A., Canadian Branch	--	$ 15,000,000	$ 15,000,000
HSBC Bank USA, N.A.	$ 120,000,000	--	$ 120,000,000
U.S. Bank, N.A.	$ 120,000,000	--	$ 120,000,000
PNC Bank, National Association	$ 70,000,000	$ 10,000,000	$ 80,000,000
Santander Bank, N.A.	$ 80,000,000	--	$ 80,000,000
The Northern Trust Company	$ 80,000,000	--	$ 80,000,000
Branch Banking and Trust Company	$ 50,000,000	$ 10,000,000	$ 60,000,000
The Bank of New York Mellon	$ 60,000,000	--	$ 60,000,000
Zions First National Bank	$ 60,000,000	--	$ 60,000,000
Comerica Bank	$ 40,000,000	$ 10,000,000	$ 50,000,000
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.,"Rabobank Nederland" N.Y. Branch	$ 50,000,000	--	$ 50,000,000
Total	$ 1,400,000,000	$ 100,000,000	$ 1,500,000,000